Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana	November 30, 2009
Signature of Authorized Individual*	Date

Blake Tohana	EVP + CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1,186,146	0		8,290,167	9,476,313		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE							90,752
LOANS AND ADVANCES
SALE OF ASSETS							7,648,428
OTHER (ATTACH LIST)	2,451,445			103	2,451,548		25,847,326
TRANSFERS (FROM DIP ACCTS)	6,500,000			718	6,500,718		32,831,412

TOTAL RECEIPTS	8,951,445			821	8,952,266		66,417,918

NET PAYROLL	298,000				298,000		2,003,724
PAYROLL TAXES	162,858				162,858		1,320,349
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES							10,869
INSURANCE	943,676				943,676		8,827,902
ADMINISTRATIVE	329,336			718	330,054		4,946,045
SELLING
OTHER (ATTACH LIST)	3,685,968			7,648,428	11,334,396		34,654,939

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	1,550,718				1,550,718		4,373,246

PROFESSIONAL FEES	2,729,538				2,729,538		9,966,095
U.S. TRUSTEE QUARTERLY FEES							36,639
COURT COSTS
TOTAL DISBURSEMENTS	9,700,094			7,649,146	17,349,240		66,139,808

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(748,649)			(7,648,325)	(8,396,974)		278,110

CASH - END OF MONTH	437,497			641,842	1,079,339		1,079,339

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$17,349,240
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$1,550,718
LESS: DIP LOAN REPAYMENTS		$7,648,428
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$8,150,094

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(12,408)
Funding from various business units		1,250,000
Interest earned								103
ATM Revenue net of fees		12,052
Turfway Tracks Settlement		966,699
Ohio Lottery Commission Refund		100,000
GST Refund		41,004
Canadian Federal Tax Refund		11,803
MEC Dixon rental income		81,603
Various cash receipts		692

OTHER (DISBURSEMENTS)
401K payments/advances		254,812
Employee Travel Expenses		45,632
DIP Loan interest and commitment fee payment		649,940
DIP Loan payment								7,648,428
BMO interest & LC fees		274,668
Forest City Capital Contributions		2,413,204
Directors Retainer		47,712

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	441,098
+ Amounts billed during the period	36,009
- Amounts collected during the period	348,413
Total Accounts Receivable at the end of the reporting period	128,694

Accounts Receivable Aging
0 - 30 days old	36,009
31 - 60 days old	75,126
61 - 90 days old	6,022
91+ days old	11,537
Total Accounts Receivable	128,694
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	128,694

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.								$1,156,375	$65,282
Kramer Levin Naftalis & Frankel LLP	Mar 18 – Jun 30, 2009	$263,121	Magna Entertainment Corp.	Wire Payment	10/8/2009	$263,121
Kramer Levin Naftalis & Frankel LLP	Jul 1 – Jul 31, 2009	$343,850	Magna Entertainment Corp.	Wire Payment	10/9/2009	$319,053	$24,797
Kramer Levin Naftalis & Frankel LLP	Aug 1 – Aug 31, 2009	$301,524	Magna Entertainment Corp.	Wire Payment	10/29/2009	$277,583	$23,941	$2,144,503	$100,184
Richards Layton & Finger, P.A.	Jul 1 – Jul 31, 2009	$22,972	Magna Entertainment Corp.	Wire Payment	10/1/2009	$20,688	$2,284
Richards Layton & Finger, P.A.	Mar 5 – Jun 30, 2009	$32,134	Magna Entertainment Corp.	Wire Payment	10/8/2009	$32,134
Richards Layton & Finger, P.A.	Aug 1 – Aug 31, 2009	$23,960	Magna Entertainment Corp.	Wire Payment	10/29/2009	$22,027	$1,933	$203,387	$18,930
Weil, Gotshal & Manges LLP	Mar 6 – Jun 30, 2009	$416,152	Magna Entertainment Corp.	Wire Payment	10/8/2009	$416,152
Weil, Gotshal & Manges LLP	Jul 1 – Jul 31, 2009	$364,012	Magna Entertainment Corp.	Wire Payment	10/20/2009	$359,169	$4,843	$2,439,928	$82,165
Miller Buckfire & Co., LLC	Mar 5 – Jun 30, 2009	$116,129	Magna Entertainment Corp.	Wire Payment	10/8/2009	$116,129

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID — CONTINUATION SHEET

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Miller Buckfire & Co., LLC	Jul 1 – Jul 31, 2009	$144,945	Magna Entertainment Corp.	Wire Payment	10/20/2009	$120,000	$24,945	$700,645	$125,033
Osler, Hoskin & Harcourt LLP	Mar 5 – Jun 30, 2009	$121,980	Magna Entertainment Corp.	Wire Payment	10/6/2009	$121,980		$652,829	$16,226
Alix Partners, LLC								$188,912	$39,168
Blackstone Advisory Services L.P.	Mar 18 – Jun 30, 2009	$118,640	Magna Entertainment Corp.	Wire Payment	10/19/2009	$118,640
Blackstone Advisory Services L.P.	Jul 1 – Jul 31, 2009	$124,787	Magna Entertainment Corp.	Wire Payment	10/20/2009	$120,000	$4,787	$713,199	$35,037
Kurtzman Carson Consultants LLC	Aug 1 – Aug 31, 2009	$119,173	Magna Entertainment Corp.	Wire Payment	10/29/2009	$119,173		$963,300
Pachulski, Stang, Ziehl & Jones LLP	Mar 18 – Jun 30, 2009	$14,933	Magna Entertainment Corp.	Wire Payment	10/8/2009	$14,933
Pachulski, Stang, Ziehl & Jones LLP	Jul 1 – Jul 31, 2009	$33,584	Magna Entertainment Corp.	Wire Payment	10/29/2009	$28,237	$5,347	$102,902	$17,267
Fasken Martineau DuMoulin LLP	Apr 7 – Jun 30, 2009	$7,467	Magna Entertainment Corp.	Wire Payment	10/21/2009	$7,467
Fasken Martineau DuMoulin LLP	Aug 1 – Aug 31, 2009	$47,750	Magna Entertainment Corp.	Wire Payment	10/29/2009	$47,358	$392	$87,754	$644

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID — CONTINUATION SHEET

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
The Garden City Group, Inc.	May 5 – Jul 31, 2009	$10,110	Magna Entertainment Corp.	113754	10/7/2009	$9,991	$119	$9,991	$119
Mayer Brown LLP	May 14 – Aug 31, 2009	$102,315	Magna Entertainment Corp.	Wire Payment	10/13/2009	$97,057	$5,258	$97,057	$5,258

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising	4,034	71,448
Auto and Truck Expense
Bad Debts		3,354
Contributions
Employee Benefits Programs	37,522	312,463
Insider Compensation*	175,894	881,302
Insurance	143,240	1,147,189
Management Fees/Bonuses	(660,999)	(7,037,195)
Office Expense	22,303	35,215
Pension & Profit-Sharing Plans
Repairs and Maintenance	23,381	189,028
Rent and Lease Expense	23,341	279,635
Salaries/Commissions/Fees	263,047	2,288,357
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	46,201	450,959
Utilities
Other (attach schedule)	241,968	2,202,157
Total Operating Expenses Before Depreciation	319,932	823,912
Depreciation/Depletion/Amortization	512,059	6,440,505
Net Profit (Loss) Before Reorganization Items	(831,991)	(7,264,417)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(12,442)	(238,910)
Interest Expense	4,784,661	33,117,081
Other Expense (attach schedule)	123,018	1,794,609
Net Profit (Loss) Before Reorganization Items	(5,727,228)	(41,937,197)
REORGANIZATION ITEMS
Professional Fees	2,405,928	12,934,043
U.S. Trustee Quarterly Fees	14,625	51,264
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)	66	86,585
Total Reorganization Expenses	2,420,619	13,071,892
Income Taxes		4,621,440
Net Profit (Loss)	$(8,147,847)	$(59,630,529)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Expenses
Write Off of Deferred costs		825,864
TVG Litigation costs	123,018	968,745

Other Operational Expenses

Other Income
ATM Revenues	12,136	232,573
Other Miscellanceous	306	6,337

Other Operating Expenses
Memberships & Subscriptions	5,057	41,465
Audit Fees	696	(107,588)
Tax Fees	56,192	533,073
Legal Expenses	24,258	367,086
Consulting Fees	21,749	198,499
Shareholder Info	4,192	88,238
Trademarks & Logos	2,190	10,792
Filing & Lobbying	35,168	147,835
MSI Intercompany Fees	39,957	360,905
Bank Service Charges	21,107	178,555
Recruiting		60,000
Foreign Exchange (Gain) / Loss	31,402	323,297
Other Reorganization Expenses
Ground Travel	66	2,609
Meals		101
Office Expense		35
Insurance Service Fees		24,840
E&Y Bankruptcy Retention Fees		59,000

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	442,703	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	641,842
Accounts Receivable (Net)	128,694	539,865
Notes Receivable
Inventories
Prepaid Expenses	2,718,424	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$3,931,663	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,988,926	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,494,558)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,494,368	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,030,475,033	1,023,855,318
TOTAL OTHER ASSETS	$1,030,475,033	$1,023,855,318
TOTAL ASSETS	$1,035,901,064	$1,031,075,906

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	1,428,757
Taxes Payable (refer to FORM MOR-4)
Wages Payable	5,678
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	29,735,569
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	20,777,340	6,269,666
TOTAL POSTPETITION LIABILITIES	$51,947,344	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	232,106,675	216,123,174
Priority Debt
Unsecured Debt	228,332,477	225,537,969
TOTAL PRE-PETITION LIABILITIES	460,439,152	441,661,143

TOTAL LIABILITIES	$512,386,496	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(122,634,324)	(122,634,324)
Retained Earnings - Postpetition	(59,630,529)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$523,514,568	$583,145,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,035,901,064	$1,031,075,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Investments in subsidiaries	525,744,326	523,543,107
Income Taxes Receivable	8,592,151	13,110,591
Deferred taxes Receivable	89,794,850	89,781,850
Other Assets	11,525,464	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	(2,741,516)	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(422,870)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	15,338,396	15,335,309
Intercompany Receivable from Magna Racino	567,858	484,635
Intercompany Receivable from Santa Anita Co. Inc.	71,839,935	72,999,028
Intercompany Payable to San Luis Rey Downs	(6,944,466)	(7,106,529)
Intercompany Payable to Pacific Racing	418,747	(1,406,389)
Intercompany Payable to Bay Meadows	(23,818,104)	(23,818,104)
Intercompany Receivable from Lone Star Park	4,452,445	1,909,994
Intercompany Receivable from Gulfstream Park	99,419,797	105,212,712
Intercompany Receivable from GPRA Training Center	79,841,693	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	28,709,240	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(1,602,019)	(458,456)
Intercompany Receivable from MJC Laurel Park	36,239,287	34,313,644
Intercompany Receivable from MJC Pimlico	14,475,696	13,486,004
Intercompany Receivable from MJC Bowie	792,821	789,365
Intercompany Receivable from Remington Park	14,860,947	20,986,871
Intercompany Receivable from Thistledown	15,137,635	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,805,016)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	3,161,378	3,403,680
Intercompany Receivable from MEC Oregon Racing	13,697,346	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,513,468	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,637	115,552
Intercompany Payable to MGE	(21,088,057)	(20,780,578)
Intercompany Receivable from MI Developments	495,313	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,295,925	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,220,321)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(26,069,316)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	9,330	9,330
Intercompany Receivable from Amtote	10,155,483	5,839,929

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

BALANCE SHEET - continuation sheet

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Audit Accrual	186,276	471,172
Tax Accrual	347,917	269,166
Group RSP	57,959	38,183
Due to Magna International Inc.	977,033	1,109,176
Interest Accrual on Convertible Debentures	16,284,063	3,855,417
Interest Accrual on BMO Loan	266,197	—
Estimated IBNR	7,000	7,000
Severance Accrual	226,179	162,619
Legal Accrual	202,526	79,500
FSA Employee Deductions	—	275
ATM Settlement for the Tracks	—	7,344
Consulting Fees	7,426	9,814
Zurich Claim service fee	50,000	50,000
Directors Fees	—	210,000
Bankruptcy Professional Fees Accrual	2,164,764	—
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: September 28 – November 1, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	206,900		287,633	191,121	743,103	1,428,757
Wages Payable	5,678					5,678
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	29,735,569					29,735,569
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	20,777,340					20,777,340
Other:
Total Postpetition Debts	50,725,487		287,633	191,121	743,103	51,947,344

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).